EXHIBIT 32.1

Sec.  906  CERTIFICATION
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Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, in connection with the filing of the quarterly Report on Form 10-Q of Genesis Bioventures, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company Certify, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all Material respects, the financial condition and results of operations of the Company.


November  18,  2005           /s/   E.  Greg  McCartney
                          -----------------------------
                          Name:  E.  Greg  McCartney
                          President  and  Chief  Executive  Officer

November  18,  2005           /s/  T.  J.  Louis  McKinney
                          -----------------------------
                          Name:  T.  J.  Louis  McKinney
                          Chief  Financial  Officer